Exhibit 10.1

FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

This FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is made as of December 27, 2023, by and among Cibus, Inc., a Delaware corporation (the “Company”), and the undersigned Investors, constituting a Cibus Global Majority-In-Interest. Capitalized terms used but not defined herein will have the meanings assigned to them in the Registration Rights Agreement (as defined below).

RECITALS

WHEREAS, on May 31, 2021, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the persons identified on the Schedule of Investors attached thereto;

WHEREAS, pursuant to Section 13 thereof, the Registration Rights Agreement may be amended or modified with the prior written consent of the Company and the Cibus Global Majority-In-Interest to the extent that such amendment or modification does not materially and adversely affect a Holder in a manner materially different than any other Holder;

WHEREAS, as of the date hereof, the undersigned Investors constitute the Cibus Global Majority-in-Interest as of the date hereof, and

WHEREAS, the Company and the Cibus Global Majority-In-Interest desire to amend the Registration Rights Agreement as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree as follows:

Section 1. Amendments to Registration Rights Agreement.

(a) Section 3(a) of the Registration Rights Agreement is hereby deleted in its entirety and replaced with the following:

“(a) Right to Piggyback. Following the consummation of the Merger Agreement, whenever the Company proposes to register any of its securities under the Securities Act (other than (i) pursuant to a Demand Registration, (ii) in connection with registrations on Form S-4 or S-8 promulgated by the Securities and Exchange Commission or any successor or similar forms or (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities) and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), the Company shall give prompt written notice (in any event within three Business Days after its receipt of notice of any request for registration on behalf of holders of the Company’s securities (other than by the Holders) to all Holders of its intention to effect such

Piggyback Registration and, subject to the terms of Section 3(c) and Section 3(d), shall include in such Piggyback Registration (and in all related registrations or qualifications under blue sky laws and in any related underwriting) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after delivery of the Company’s notice. A Piggyback Registration shall not be considered a Demand Registration or a Shelf Offering Request for purposes of Section 2; provided, that at any time in which the Shelf Registration Statement pursuant to Section 2(c)(i) is effective, Section 3 shall be inapplicable in respect of any primary Registration of offering thereunder of securities by the Company.”

Section 2. Miscellaneous.

(a) Ratification. Except as expressly set forth herein, all terms and provisions contained in the Registration Rights Agreement shall remain in full force and effect.

(b) Governing Law. All issues and questions concerning the construction, validity, interpretation and enforcement of this Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

(c) Counterparts. This Amendment may be executed in multiple counterparts, any one of which need not contain the signature of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

(d) Electronic Delivery. This Amendment, to the extent executed and delivered by means of a photographic, photostatic, facsimile or similar reproduction of such signed writing using a facsimile machine or electronic mail shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or electronic mail to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or electronic mail as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

CIBUS, INC.

By:	/s/ Wade King
Name:	Wade King
Title:	Chief Financial Officer

INVESTORS, CONSTITUTING A CIBUS GLOBAL MAJORITY-IN-INTEREST

Keith A. Walker

By:	/s/ Keith A. Walker
Name:	Keith A. Walker

Mark Finn

By:	/s/ Mark Finn
Name:	Mark Finn

New Ventures Agtech Solutions, LLC

By:	/s/ Jonathan Finn
Name:	Jonathan Finn
Title:	Managing Member

Peter Ronald Beetham and Vanessa Kaye Beetham Joint Living Trust

By:	/s/ Peter Beetham
Name:	Peter Beetham
Title:	Trustee

Rory B. Riggs

By:	/s/ Rory Riggs
Name:	Rory Riggs

Rory Riggs Family Trust

By:	/s/ Rory Riggs
Name:	Rory Riggs
Title:	Trustee

Wade King

By:	/s/ Wade King
Name:	Wade King